Exhibit 99.2

NATIONAL COMMERCE FINANCIAL CORPORATION

Quarterly Financial Results

First Quarter 2004

	Page
Highlights	2	Current Quarter Financial Highlights
		- First Quarter 2004 vs Fourth Quarter 2003
		- First Quarter 2004 vs First Quarter 2003

	3	Five Quarter Financial Highlights

Income Statement	4	Current Quarter Consolidated Statement of Income
		- First Quarter 2004 vs Fourth Quarter 2003
		- First Quarter 2004 vs First Quarter 2003

	5	Five Quarter Consolidated Statements of Income

	6	Current Quarter Operating Segment Statement of Income
		- First Quarter 2004 vs Fourth Quarter 2003
		- First Quarter 2004 vs First Quarter 2003

	7	Five Quarter Operating Segment Statements of Income

Balance Sheet	8	Current Quarter Average Balance Sheet
		- First Quarter 2004 vs Fourth Quarter 2003
		- First Quarter 2004 vs First Quarter 2003

	9	Five Quarter Average Balance Sheets

	10	Current Quarter End of Period Balance Sheet
		- First Quarter 2004 vs Fourth Quarter 2003
		- First Quarter 2004 vs First Quarter 2003

	11	Five Quarter End of Period Balance Sheets

	12	Rollforward of Stockholders’ Equity

Asset Quality	13	Current Quarter Asset Quality Analysis
		- First Quarter 2004 vs Fourth Quarter 2003
		- First Quarter 2004 vs First Quarter 2003

	14	Five Quarter Asset Quality Analysis

Net Interest Margin	15	Five Quarter Average Balance Sheets and Net Interest Income Analysis

Reconcilement of Non-GAAP Measures	15	Five Quarter Taxable Equivalent Interest Income
	16	Current Quarter Cash Operating Noninterest Expense and Operating Revenues
		- First Quarter 2004 vs Fourth Quarter 2003
		- First Quarter 2004 vs First Quarter 2003
	17	Five Quarter Cash Operating Noninterest Expense and Operating Revenues
	18	Five Quarter Operating Cash Efficiency Ratio

NOTE: Certain amounts for prior periods have been reclassified to conform to the current presentation.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Financial Highlights

(In Thousands Except Share and Per Share Data)

	Three Months Ended			% Change Fav/(Unfav)	Three Months Ended			% Change Fav/(Unfav)
	3/31/2004		12/31/2003		3/31/2004		3/31/2003
Earnings and Earnings Per Share
Revenues (TE and excluding discontinued op.)	$317,826		314,096	1.2	317,826		288,977	10.0
Net income	90,244		90,268	(.0)	90,244		64,090	40.8

Average basic shares outstanding	204,978,998		204,953,486		204,978,998		205,270,721
Average diluted shares outstanding	207,082,844		207,009,648		207,082,844		206,755,698

Basic EPS	$.44		.44	—	.44		.31	41.9
Diluted EPS	.44		.44	—	.44		.31	41.9

Asset Quality Ratios
Loan loss allowance to total loans	1.29%		1.31		1.29		1.37
Net loans charged-off (annualized) to average loans	.28		.43		.28		.25
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.48		.49		.48		.57
Loan loss allowance to net charge-offs (annualized)	4.71	x	3.04		4.71		5.23
Loan loss allowance to nonperforming loans	4.99		5.55		4.99		4.96

Selected Average Balances
Assets	$23,144,064		22,845,698	1.3	23,144,064		21,292,442	8.7
Loans	13,239,512		12,992,875	1.9	13,239,512		12,373,824	7.0
Investment securities (1)	6,642,411		6,626,168.2		6,642,411		5,706,704	16.4
Core deposits	13,244,835		13,143,769.8		13,244,835		12,734,843	4.0
Stockholders’ equity	2,782,955		2,745,465	1.4	2,782,955		2,695,846	3.2

Selected Period End Balances
Assets	$23,038,522		23,016,916.1		23,038,522		21,721,985	6.1
Loans	13,418,567		13,034,948	2.9	13,418,567		11,881,973	12.9
Investment securities	6,217,177		6,619,000	(6.1)	6,217,177		6,594,862	(5.7)
Core deposits	13,469,295		13,342,851.9		13,469,295		13,121,371	2.7
Stockholders’ equity	2,798,939		2,781,186.6		2,798,939		2,696,014	3.8
Shares outstanding	203,911,127		205,136,649		203,911,127		205,009,566
Number of banking offices	459		451		459		455
Number of ATMs	521		521		521		513
Number of full-time equivalent employees (FTE)	5,403		5,441		5,403		5,564

Capital Ratios
Period-end tangible equity to period-end tangible assets (2)	7.11%		7.00		7.11		6.85
Risk-based capital ratios:
Tier 1 capital	10.95	E	11.03		10.95	E	10.50
Total capital	12.02	E	12.10		12.02	E	11.57
Leverage ratio	8.13	E	8.17		8.13	E	8.01

E -	Estimated
(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.
(2)	Tangible equity and tangible assets are computed by subtracting the sum of goodwill and core deposit intangibles from total equity and total assets, respectively.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Financial Highlights

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	3/31/2004		12/31/2003	9/30/2003	6/30/2003	3/31/2003
Earnings and Earnings Per Share
Revenues (TE and excluding discontinued op.)	$317,826		314,096	313,520	305,817	288,977
Net income	90,244		90,268	85,809	71,507	64,090

Average Basic Shares Outstanding	204,978,998		204,953,486	204,609,099	204,628,675	205,270,721
Average Diluted Shares Outstanding	207,082,844		207,009,648	206,005,174	205,700,819	206,755,698

Basic EPS	$.44		.44	.42	.35	.31
Diluted EPS	.44		.44	.42	.35	.31

Asset Quality Ratios
Loan loss allowance to total loans	1.29%		1.31	1.34	1.35	1.37
Net loans charged-off (annualized) to average loans	.28		.43	.31	.29	.25
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.48		.49	.52	.53	.57
Loan loss allowance to net charge-offs (annualized)	4.71	x	3.04	4.30	4.69	5.23
Loan loss allowance to nonperforming loans	4.99		5.55	4.79	4.94	4.96

Selected Average Balances
Assets	$23,144,064		22,845,698	22,727,299	22,173,395	21,292,442
Loans	13,239,512		12,992,875	12,736,334	12,220,225	12,373,824
Investment securities (1)	6,642,411		6,626,168	6,688,614	6,674,537	5,706,704
Core deposits	13,244,835		13,143,769	13,180,992	13,056,980	12,734,843
Stockholders’ equity	2,782,955		2,745,465	2,734,081	2,702,937	2,695,846

Selected Period End Balances
Assets	$23,038,522		23,016,916	22,890,089	22,679,991	21,721,985
Loans	13,418,567		13,034,948	12,897,774	12,411,446	11,881,973
Investment securities	6,217,177		6,619,000	6,702,885	6,756,217	6,594,862
Core deposits	13,469,295		13,342,851	13,182,330	13,382,416	13,121,371
Stockholders’ equity	2,798,939		2,781,186	2,729,403	2,720,435	2,696,014
Shares outstanding	203,911,127		205,136,649	204,808,440	204,384,778	205,009,566
Number of banking offices	459		451	444	455	455
Number of ATMs	521		521	510	510	513
Number of full-time equivalent employees (FTE)	5,403		5,441	5,458	5,582	5,564

Capital Ratios
Period-end tangible equity to period-end tangible assets (2)	7.11%		7.00	6.74	6.70	6.85
Risk-based capital ratios:
Tier 1 capital	10.95	E	11.03	10.81	10.69	10.50
Total capital	12.02	E	12.10	11.90	11.79	11.57
Leverage ratio	8.13	E	8.17	7.93	7.81	8.01

E -	Estimated
(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.
(2)	Tangible equity and tangible assets are computed by subtracting the sum of goodwill and core deposit intangibles from total equity and total assets, respectively.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Three Months Ended		% Change Fav/(Unfav)	Three Months Ended		% Change Fav/(Unfav)
	3/31/2004	12/31/2003		3/31/2004	3/31/2003
Income Statement
Loan income (TE)	$184,637	190,799	(3.2)	184,637	199,861	(7.6)
Securities income (TE)	81,925	81,051	1.1	81,925	70,263	16.6
Other interest income (TE)	782	1,125	(30.5)	782	192	307.3

Total interest income (TE)	267,344	272,975	(2.1)	267,344	270,316	(1.1)

Savings/NOW and money market expense	8,990	9,287	3.2	8,990	11,957	24.8
Jumbo and brokered CD expense	6,416	6,354	(1.0)	6,416	7,189	10.8
Consumer time deposit expense	32,353	32,769	1.3	32,353	38,142	15.2

Interest expense on deposits	47,759	48,410	1.3	47,759	57,288	16.6
Short-term borrowed funds expense	4,565	4,532	(.7)	4,565	4,368	(4.5)
FHLB advances expense	15,602	15,722.8		15,602	22,118	29.5
Trust preferred securities and long-term debt expense	1,530	1,920	20.3	1,530	2,160	29.2

Total interest expense	69,456	70,584	1.6	69,456	85,934	19.2

Net interest income (TE)	197,888	202,391	(2.2)	197,888	184,382	7.3
Taxable equivalent adjustment	6,817	6,963	2.1	6,817	6,940	1.8

Net interest income	191,071	195,428	(2.2)	191,071	177,442	7.7
Provision for loan losses	12,088	12,382	2.4	12,088	7,684	(57.3)

Net interest income after provision	178,983	183,046	(2.2)	178,983	169,758	5.4

Service charges on deposits	41,026	41,211	(.4)	41,026	41,250	(.5)
Other service charges and fees	8,437	8,303	1.6	8,437	9,341	(9.7)
Broker/dealer revenue	25,762	21,560	19.5	25,762	21,081	22.2
Asset management	16,498	16,234	1.6	16,498	12,382	33.2
Mortgage banking income	7,383	8,646	(14.6)	7,383	9,654	(23.5)
Equity earnings from First Market Bank	1,285	1,219	5.4	1,285	926	38.8
Other	8,584	8,994	(4.6)	8,584	7,642	12.3
Gain (loss) on branch sale	45	2,200	(98.0)	45	(145)	(131.0)
Investment securities gains, net	10,918	3,338	227.1	10,918	2,464	343.1

Total noninterest income	119,938	111,705	7.4	119,938	104,595	14.7

Personnel	79,121	75,404	(4.9)	79,121	77,453	(2.2)
Occupancy	13,407	13,244	(1.2)	13,407	12,904	(3.9)
Equipment	7,233	7,399	2.2	7,233	7,405	2.3
Core deposit amortization	13,639	14,337	4.9	13,639	16,284	16.2
First Mercantile litigation	—	—	—	—	19,654	100.0
Employment contract terminations	—	987	100.0	—	—	—
Debt retirement/prepayment penalties	—	—	—	—	—	—
Other	50,326	50,865	1.1	50,326	46,404	(8.5)

Total noninterest expense	163,726	162,236	(.9)	163,726	180,104	9.1

Income before income taxes	135,195	132,515	2.0	135,195	94,249	43.4
Income taxes	44,951	43,014	(4.5)	44,951	30,159	(49.0)

Net income from continuing operations	90,244	89,501.8		90,244	64,090	40.8
Discontinued operation - merchant processing	—	767	(100.0)	—	—	—

Net income	$90,244	90,268	(.0)	90,244	64,090	40.8

Average Common Shares Outstanding
Basic	204,978,998	204,953,486		204,978,998	205,270,721
Diluted	207,082,844	207,009,648		207,082,844	206,755,698

Earnings and Dividends Per Share
Basic	$.44	.44	—	.44	.31	41.9
Diluted	.44	.44	—	.44	.31	41.9

Cash dividends	.20	.20	—	.20	.17	17.6

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Income Statement
Loan income (TE)	$184,637	190,799	188,073	190,239	199,861
Securities income (TE)	81,925	81,051	78,836	81,215	70,263
Other interest income (TE)	782	1,125	303	357	192

Total interest income (TE)	267,344	272,975	267,212	271,811	270,316

Savings/NOW and money market expense	8,990	9,287	9,372	11,006	11,957
Jumbo and brokered CD expense	6,416	6,354	6,452	7,378	7,189
Consumer time deposit expense	32,353	32,769	33,981	36,800	38,142

Interest expense on deposits	47,759	48,410	49,805	55,184	57,288
Short-term borrowed funds expense	4,565	4,532	4,619	4,698	4,368
FHLB advances expense	15,602	15,722	18,236	21,397	22,118
Trust preferred securities and long-term debt expense	1,530	1,920	2,036	2,133	2,160

Total interest expense	69,456	70,584	74,696	83,412	85,934

Net interest income (TE)	197,888	202,391	192,516	188,399	184,382
Taxable equivalent adjustment	6,817	6,963	7,057	7,218	6,940

Net interest income	191,071	195,428	185,459	181,181	177,442
Provision for loan losses	12,088	12,382	14,972	13,376	7,684

Net interest income after provision	178,983	183,046	170,487	167,805	169,758

Service charges on deposits	41,026	41,211	42,295	43,500	41,250
Other service charges and fees	8,437	8,303	9,565	9,721	9,341
Broker/dealer revenue	25,762	21,560	24,739	28,152	21,081
Asset management	16,498	16,234	14,828	13,356	12,382
Mortgage banking income	7,383	8,646	16,943	11,458	9,654
Equity earnings from First Market Bank	1,285	1,219	1,314	1,071	926
Other	8,584	8,994	8,777	7,700	7,642
Gain (loss) on branch sale	45	2,200	7,055	—	(145)
Investment securities gains (losses), net	10,918	3,338	(4,512)	2,460	2,464

Total noninterest income	119,938	111,705	121,004	117,418	104,595

Personnel	79,121	75,404	79,726	77,483	77,453
Occupancy	13,407	13,244	14,898	13,292	12,904
Equipment	7,233	7,399	7,509	7,992	7,405
Core deposit amortization	13,639	14,337	15,062	15,673	16,284
First Mercantile litigation	—	—	—	1,041	19,654
Employment contract terminations	—	987	604	14,108	—
Debt retirement/prepayment penalties (gains)	—	—	31,987	(326)	—
Other	50,326	50,865	51,709	51,341	46,404

Total noninterest expense	163,726	162,236	201,495	180,604	180,104

Income before income taxes	135,195	132,515	89,996	104,619	94,249
Income taxes	44,951	43,014	28,329	33,112	30,159

Net income from continuing operations	90,244	89,501	61,667	71,507	64,090
Discontinued operation - merchant processing	—	767	24,142	—	—

Net income	$90,244	90,268	85,809	71,507	64,090

Average Common Shares Outstanding
Basic	204,978,998	204,953,486	204,609,099	204,628,675	205,270,721
Diluted	207,082,844	207,009,648	206,005,174	205,700,819	206,755,698

Earnings and Dividends Per Share
Basic	$.44	.44	.42	.35	.31
Diluted	.44	.44	.42	.35	.31

Cash dividends	.20	.20	.20	.17	.17

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Operating Segment Statement of Income

(In Thousands)

	Three Months Ended		% Change Fav/(Unfav)	Three Months Ended		% Change Fav/(Unfav)
	3/31/04	12/31/03		3/31/04	3/31/03
Traditional Banking
Net interest income (TE)	$190,886	195,876	(2.5)	190,886	179,167	6.5
Provision for loan losses	(12,088)	(12,382)	2.4	(12,088)	(7,684)	(57.3)
Gain (loss) on branch sale	45	2,200	98.0	45	(145)	131.0
Other noninterest income	68,789	63,246	8.8	68,789	61,601	11.7
Intangibles amortization	(13,639)	(14,337)	4.9	(13,639)	(16,284)	16.2
First Mercantile litigation	—	—	—	—	—	—
Employment contract terminations	—	(987)	100.0	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—	—	—
Conversion/merger expenses	—	—	—	—	—	—
Other noninterest expense	(111,756)	(109,390)	(2.2)	(111,756)	(111,053)	(.6)

Income before income taxes (TE)	122,237	124,226	(1.6)	122,237	105,602	15.8
Income taxes	44,056	45,515	3.2	44,056	38,820	(13.5)

Net income from continuing operations	78,181	78,711	(.7)	78,181	66,782	17.1
Discontinued operation - merchant processing	—	—	—	—	—	—

Net income	$78,181	78,711	(.7)	78,181	66,782	17.1

Financial Enterprises
Net interest income (TE)	$7,002	6,515	7.5	7,002	5,215	34.3
Provision for loan losses	—	—	—	—	—	—
Gain (loss) on branch sale	—	—	—	—	—	—
Other noninterest income	53,068	48,104	10.3	53,068	44,757	18.6
Intangibles amortization	—	—	—	—	—	—
First Mercantile litigation	—	—	—	—	(19,654)	100.0
Employment contract terminations	—	—	—	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—	—	—
Conversion/merger expenses	—	—	—	—	—	—
Other noninterest expense	(40,295)	(39,367)	(2.4)	(40,295)	(34,731)	(16.0)

Income before income taxes (TE)	19,775	15,252	29.7	19,775	(4,413)	(548.1)
Income taxes	7,712	4,462	(72.8)	7,712	(1,721)	548.1

Net income from continuing operations	12,063	10,790	11.8	12,063	(2,692)	(548.1)
Discontinued operation - merchant processing	—	767	(100.0)	—	—	—

Net income	$12,063	11,557	4.4	12,063	(2,692)	(548.1)

Fully Consolidated
Net interest income (TE)	$197,888	202,391	(2.2)	197,888	184,382	7.3
Provision for loan losses	(12,088)	(12,382)	2.4	(12,088)	(7,684)	(57.3)
Gain (loss) on branch sale	45	2,200	98.0	45	(145)	131.0
Other noninterest income	119,893	109,505	9.5	119,893	104,740	14.5
Intangibles amortization	(13,639)	(14,337)	4.9	(13,639)	(16,284)	16.2
First Mercantile litigation	—	—	—	—	(19,654)	100.0
Employment contract terminations	—	(987)	100.0	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—	—	—
Conversion/merger expenses	—	—	—	—	—	—
Other noninterest expense	(150,087)	(146,912)	(2.2)	(150,087)	(144,166)	(4.1)

Income before income taxes (TE)	142,012	139,478	1.8	142,012	101,189	40.3
Income taxes	51,768	49,977	(3.6)	51,768	37,099	(39.5)

Net income from continuing operations	90,244	89,501.8		90,244	64,090	40.8
Discontinued operation - merchant processing	—	767	(100.0)	—	—	—

Net income	$90,244	90,268	(.0)	90,244	64,090	40.8

(1)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Operating Segment Statements of Income

(In Thousands)

	Three Months Ended
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Traditional Banking
Net interest income (TE)	$190,886	195,876	187,218	183,113	179,167
Provision for loan losses	(12,088)	(12,382)	(14,972)	(13,376)	(7,684)
Gain (loss) on branch sale	45	2,200	7,055	—	(145)
Other noninterest income	68,789	63,246	63,926	65,301	61,601
Intangibles amortization	(13,639)	(14,337)	(15,062)	(15,673)	(16,284)
First Mercantile litigation	—	—	—	—	—
Employment contract terminations	—	(987)	(604)	(14,108)	—
Debt retirement/prepayment (penalties) gains	—	—	(31,987)	326	—
Conversion/merger expenses	—	—	—	—	—
Other noninterest expense	(111,756)	(109,390)	(114,846)	(111,313)	(111,053)

Income before income taxes (TE)	122,237	124,226	80,728	94,270	105,602
Income taxes	44,056	45,515	27,533	33,479	38,820

Net income from continuing operations	78,181	78,711	53,195	60,791	66,782
Discontinued operation - merchant processing	—	—	—	—	—

Net income	$78,181	78,711	53,195	60,791	66,782

Financial Enterprises
Net interest income (TE)	$7,002	6,515	5,298	5,286	5,215
Provision for loan losses	—	—	—	—	—
Gain (loss) on branch sale	—	—	—	—	—
Other noninterest income	53,068	48,104	51,965	54,215	44,757
Intangibles amortization	—	—	—	—	—
First Mercantile litigation	—	—	—	(1,041)	(19,654)
Employment contract terminations	—	—	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—	—
Conversion/merger expenses	—	—	—	—	—
Other noninterest expense	(40,295)	(39,367)	(40,938)	(40,893)	(34,731)

Income before income taxes (TE)	19,775	15,252	16,325	17,567	(4,413)
Income taxes	7,712	4,462	7,853	6,851	(1,721)

Net income from continuing operations	12,063	10,790	8,472	10,716	(2,692)
Discontinued operation - merchant processing	—	767	24,142	—	—

Net income	$12,063	11,557	32,614	10,716	(2,692)

Fully Consolidated
Net interest income (TE)	$197,888	202,391	192,516	188,399	184,382
Provision for loan losses	(12,088)	(12,382)	(14,972)	(13,376)	(7,684)
Gain (loss) on branch sale	45	2,200	7,055	—	(145)
Other noninterest income	119,893	109,505	113,949	117,418	104,740
Intangibles amortization	(13,639)	(14,337)	(15,062)	(15,673)	(16,284)
First Mercantile litigation	—	—	—	(1,041)	(19,654)
Employment contract terminations	—	(987)	(604)	(14,108)	—
Debt retirement/prepayment (penalties) gains	—	—	(31,987)	326	—
Conversion/merger expenses	—	—	—	—	—
Other noninterest expense	(150,087)	(146,912)	(153,842)	(150,108)	(144,166)

Income before income taxes (TE)	142,012	139,478	97,053	111,837	101,189
Income taxes	51,768	49,977	35,386	40,330	37,099

Net income from continuing operations	90,244	89,501	61,667	71,507	64,090
Discontinued operation - merchant processing	—	767	24,142	—	—

Net income	$90,244	90,268	85,809	71,507	64,090

(1)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Average Balance Sheet

(In Thousands)

	Three Months Ended		% Inc/(Decr)	Three Months Ended		% Inc/(Decr)
	3/31/2004	12/31/2003		3/31/2004	3/31/2003
Assets
Cash and due from banks	$431,289	458,469	(5.9)	431,289	398,564	8.2
Time deposits in other banks	38,023	64,169	(40.7)	38,023	9,575	297.1
Federal funds sold and other short-term investments	178,951	142,362	25.7	178,951	51,187	249.6
Investment securities (1)	6,642,411	6,626,168.2		6,642,411	5,706,704	16.4
Trading securities	259,602	188,287	37.9	259,602	87,496	196.7
Loans held for sale	212,075	226,446	(6.3)	212,075	415,204	(48.9)

Loans:
Commercial	3,868,332	3,732,128	3.6	3,868,332	3,350,959	15.4
Construction and commercial real estate	3,760,015	3,776,419	(.4)	3,760,015	3,677,697	2.2
Mortgage	954,352	994,567	(4.0)	954,352	1,186,414	(19.6)
Consumer	4,441,559	4,278,651	3.8	4,441,559	3,945,287	12.6
Revolving credit	85,246	82,922	2.8	85,246	76,939	10.8
Lease financing	130,008	128,188	1.4	130,008	136,528	(4.8)

Total loans	13,239,512	12,992,875	1.9	13,239,512	12,373,824	7.0
Allowance for loan losses	171,087	171,580	(.3)	171,087	163,203	4.8

Net loans	13,068,425	12,821,295	1.9	13,068,425	12,210,621	7.0

Bank owned life insurance	243,306	239,161	1.7	243,306	228,214	6.6
Investment in First Market Bank	32,946	31,803	3.6	32,946	28,353	16.2
Premises and equipment	265,599	271,113	(2.0)	265,599	258,614	2.7
Goodwill	1,087,115	1,085,565.1		1,087,115	1,077,121.9
Core deposit intangibles	165,967	180,879	(8.2)	165,967	229,044	(27.5)
Other assets	518,355	509,981	1.6	518,355	591,745	(12.4)

Total assets	$23,144,064	22,845,698	1.3	23,144,064	21,292,442	8.7

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,514,792	2,554,870	(1.6)	2,514,792	2,140,299	17.5
Savings, NOW and money market accounts	5,816,757	5,799,594.3		5,816,757	5,684,696	2.3
Jumbo and brokered certificates of deposit	2,290,967	2,207,988	3.8	2,290,967	1,796,198	27.5
Time deposits	4,913,286	4,789,305	2.6	4,913,286	4,909,848.1

Total deposits	15,535,802	15,351,757	1.2	15,535,802	14,531,041	6.9
Short-term borrowings	1,697,317	1,685,250.7		1,697,317	1,249,458	35.8
FHLB advances	2,351,862	2,312,746	1.7	2,351,862	2,056,896	14.3
Trust preferred securities and long-term debt	278,344	299,867	(7.2)	278,344	296,745	(6.2)
Other liabilities	497,784	450,613	10.5	497,784	462,456	7.6

Total liabilities	20,361,109	20,100,233	1.3	20,361,109	18,596,596	9.5

Stockholders’ Equity
Common stock	409,958	409,907.0		409,958	410,541	(.1)
Additional paid-in capital	1,730,778	1,737,372	(.4)	1,730,778	1,749,408	(1.1)
Retained earnings	636,800	593,057	7.4	636,800	485,214	31.2
Accumulated other comprehensive income	5,419	5,129	5.7	5,419	50,683	(89.3)

Total stockholders’ equity	2,782,955	2,745,465	1.4	2,782,955	2,695,846	3.2

Total liabilities and stockholders’ equity	$23,144,064	22,845,698	1.3	23,144,064	21,292,442	8.7

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Average Balance Sheets

(In Thousands)

	Three Months Ended
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Assets
Cash and due from banks	$431,289	458,469	450,576	422,653	398,564
Time deposits in other banks	38,023	64,169	5,726	5,742	9,575
Federal funds sold and other short-term investments	178,951	142,362	148,627	107,462	51,187
Investment securities (1)	6,642,411	6,626,168	6,688,614	6,674,537	5,706,704
Trading securities	259,602	188,287	136,198	120,999	87,496
Loans held for sale	212,075	226,446	328,968	394,321	415,204

Loans:
Commercial	3,868,332	3,732,128	3,547,153	3,492,900	3,350,959
Construction and commercial real estate	3,760,015	3,776,419	3,785,911	3,690,766	3,677,697
Mortgage	954,352	994,567	986,189	764,975	1,186,414
Consumer	4,441,559	4,278,651	4,207,450	4,059,490	3,945,287
Revolving credit	85,246	82,922	80,631	78,142	76,939
Lease financing	130,008	128,188	129,000	133,952	136,528

Total loans	13,239,512	12,992,875	12,736,334	12,220,225	12,373,824
Allowance for loan losses	171,087	171,580	168,160	164,108	163,203

Net loans	13,068,425	12,821,295	12,568,174	12,056,117	12,210,621

Bank owned life insurance	243,306	239,161	235,741	231,397	228,214
Investment in First Market Bank	32,946	31,803	30,471	29,248	28,353
Premises and equipment	265,599	271,113	276,435	276,227	258,614
Goodwill	1,087,115	1,085,565	1,083,340	1,082,077	1,077,121
Core deposit intangibles	165,967	180,879	197,593	213,065	229,044
Other assets	518,355	509,981	576,836	559,550	591,745

Total assets	$23,144,064	22,845,698	22,727,299	22,173,395	21,292,442

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,514,792	2,554,870	2,565,673	2,375,641	2,140,299
Savings, NOW and money market accounts	5,816,757	5,799,594	5,845,036	5,765,351	5,684,696
Jumbo and brokered certificates of deposit	2,290,967	2,207,988	2,166,011	2,032,881	1,796,198
Time deposits	4,913,286	4,789,305	4,770,283	4,915,988	4,909,848

Total deposits	15,535,802	15,351,757	15,347,003	15,089,861	14,531,041
Short-term borrowings	1,697,317	1,685,250	1,608,179	1,388,604	1,249,458
FHLB advances	2,351,862	2,312,746	2,218,184	2,197,173	2,056,896
Trust preferred securities and long-term debt	278,344	299,867	297,701	299,247	296,745
Other liabilities	497,784	450,613	522,151	495,573	462,456

Total liabilities	20,361,109	20,100,233	19,993,218	19,470,458	18,596,596

Stockholders’ Equity
Common stock	409,958	409,907	409,218	409,257	410,541
Additional paid-in capital	1,730,778	1,737,372	1,733,149	1,735,104	1,749,408
Retained earnings	636,800	593,057	544,342	512,491	485,214
Accumulated other comprehensive income	5,419	5,129	47,372	46,085	50,683

Total stockholders’ equity	2,782,955	2,745,465	2,734,081	2,702,937	2,695,846

Total liabilities and stockholders’ equity	$23,144,064	22,845,698	22,727,299	22,173,395	21,292,442

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter End of Period Balance Sheet

(In Thousands)

	As of		% Inc/(Decr)	As of		% Inc/(Decr)
	3/31/2004	12/31/2003		3/31/2004	3/31/2003
Assets
Cash and due from banks	$458,494	558,313	(17.9)	458,494	522,814	(12.3)
Time deposits in other banks	4,552	64,174	(92.9)	4,552	4,328	5.2
Federal funds sold and other short-term investments	164,818	129,722	27.1	164,818	42,899	284.2
Investment securities:
Available for sale	4,858,421	5,238,429	(7.3)	4,858,421	5,299,253	(8.3)
Held to maturity	1,358,756	1,380,571	(1.6)	1,358,756	1,295,609	4.9
Trading securities	257,338	280,649	(8.3)	257,338	80,842	218.3
Loans held for sale	277,778	215,132	29.1	277,778	406,893	(31.7)

Loans:
Commercial	3,935,130	3,820,585	3.0	3,935,130	3,403,217	15.6
Construction and commercial real estate	3,765,122	3,723,336	1.1	3,765,122	3,689,692	2.0
Mortgage	970,923	933,057	4.1	970,923	610,328	59.1
Consumer	4,531,275	4,342,695	4.3	4,531,275	3,966,994	14.2
Revolving credit	85,718	84,534	1.4	85,718	76,616	11.9
Lease financing	130,399	130,741	(.3)	130,399	135,126	(3.5)

Total loans	13,418,567	13,034,948	2.9	13,418,567	11,881,973	12.9
Allowance for loan losses	173,384	170,452	1.7	173,384	162,842	6.5

Net loans	13,245,183	12,864,496	3.0	13,245,183	11,719,131	13.0

Bank owned life insurance	244,842	241,481	1.4	244,842	230,228	6.3
Investment in First Market Bank	33,811	32,527	3.9	33,811	28,923	16.9
Premises and equipment	261,699	266,401	(1.8)	261,699	274,433	(4.6)
Goodwill	1,090,117	1,085,565.4		1,090,117	1,077,332	1.2
Core deposit intangibles	158,800	172,658	(8.0)	158,800	220,632	(28.0)
Other assets	623,913	486,798	28.2	623,913	518,668	20.3

Total assets	$23,038,522	23,016,916.1		23,038,522	21,721,985	6.1

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,705,354	2,602,026	4.0	2,705,354	2,383,806	13.5
Savings, NOW and money market accounts	5,871,488	5,878,002	(.1)	5,871,488	5,795,400	1.3
Jumbo and brokered certificates of deposit	2,321,673	2,206,736	5.2	2,321,673	1,804,492	28.7
Time deposits	4,892,453	4,862,823.6		4,892,453	4,942,165	(1.0)

Total deposits	15,790,968	15,549,587	1.6	15,790,968	14,925,863	5.8
Short-term borrowings	1,671,568	1,671,908	(.0)	1,671,568	1,351,105	23.7
FHLB advances	1,875,893	2,301,191	(18.5)	1,875,893	1,951,912	(3.9)
Trust preferred securities and long-term debt	279,973	277,996.7		279,973	300,127	(6.7)
Other liabilities	621,181	435,048	42.8	621,181	496,964	25.0

Total liabilities	20,239,583	20,235,730.0		20,239,583	19,025,971	6.4

Stockholders’ Equity
Common stock	407,822	410,273	(.6)	407,822	410,019	(.5)
Additional paid-in capital	1,700,765	1,738,157	(2.2)	1,700,765	1,743,146	(2.4)
Retained earnings	676,622	627,406	7.8	676,622	496,783	36.2
Accumulated other comprehensive income	13,730	5,350	156.6	13,730	46,066	(70.2)

Total stockholders’ equity	2,798,939	2,781,186.6		2,798,939	2,696,014	3.8

Total liabilities and stockholders’ equity	$23,038,522	23,016,916.1		23,038,522	21,721,985	6.1

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter End of Period Balance Sheets

(In Thousands Except Share and Per Share Data)

	As of
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Assets
Cash and due from banks	$458,494	558,313	520,138	536,123	522,814
Time deposits in other banks	4,552	64,174	9,335	5,265	4,328
Federal funds sold and other short-term investments	164,818	129,722	105,629	160,383	42,899
Investment securities:
Available for sale	4,858,421	5,238,429	5,254,107	5,311,700	5,299,253
Held to maturity	1,358,756	1,380,571	1,448,778	1,444,517	1,295,609
Trading securities	257,338	280,649	175,048	105,923	80,842
Loans held for sale	277,778	215,132	364,606	498,447	406,893

Loans:
Commercial	3,935,130	3,820,585	3,654,366	3,570,337	3,403,217
Construction and commercial real estate	3,765,122	3,723,336	3,854,437	3,719,164	3,689,692
Mortgage (1)	970,923	933,057	939,532	783,615	610,328
Consumer	4,531,275	4,342,695	4,238,782	4,128,195	3,966,994
Revolving credit	85,718	84,534	81,916	79,437	76,616
Lease financing	130,399	130,741	128,741	130,698	135,126

Total loans	13,418,567	13,034,948	12,897,774	12,411,446	11,881,973
Allowance for loan losses	173,384	170,452	172,186	167,316	162,842

Net loans	13,245,183	12,864,496	12,725,588	12,244,130	11,719,131

Bank owned life insurance	244,842	241,481	237,840	233,452	230,228
Investment in First Market Bank	33,811	32,527	31,309	29,995	28,923
Premises and equipment	261,699	266,401	273,395	275,612	274,433
Goodwill	1,090,117	1,085,565	1,085,565	1,083,157	1,077,332
Core deposit intangibles	158,800	172,658	187,867	204,959	220,632
Other assets	623,913	486,798	470,884	546,328	518,668

Total assets	$23,038,522	23,016,916	22,890,089	22,679,991	21,721,985

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,705,354	2,602,026	2,672,509	2,657,291	2,383,806
Savings, NOW and money market accounts	5,871,488	5,878,002	5,813,981	5,849,113	5,795,400
Jumbo and brokered certificates of deposit	2,321,673	2,206,736	2,277,003	2,063,785	1,804,492
Time deposits	4,892,453	4,862,823	4,695,840	4,876,012	4,942,165

Total deposits	15,790,968	15,549,587	15,459,333	15,446,201	14,925,863
Short-term borrowings	1,671,568	1,671,908	1,641,172	1,465,425	1,351,105
FHLB advances	1,875,893	2,301,191	2,324,433	2,274,384	1,951,912
Trust preferred securities and long-term debt	279,973	277,996	303,248	295,049	300,127
Other liabilities	621,181	435,048	432,500	478,497	496,964

Total liabilities	20,239,583	20,235,730	20,160,686	19,959,556	19,025,971

Stockholders’ Equity
Common stock	407,822	410,273	409,617	408,770	410,019
Additional paid-in-capital	1,700,765	1,738,157	1,736,411	1,730,367	1,743,146
Retained earnings	676,622	627,406	578,249	533,462	496,783
Accumulated other comprehensive income	13,730	5,350	5,126	47,836	46,066

Total stockholders’ equity	2,798,939	2,781,186	2,729,403	2,720,435	2,696,014

Total liabilities and stockholders’ equity	$23,038,522	23,016,916	22,890,089	22,679,991	21,721,985

(1)	In late March 2003, the Company consummated a transaction securitizing mortgage loans and retained a majority of the resulting securities. The March 31, 2003 period end balances were reduced by approximately $646 million.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Rollforward of Stockholders’ Equity

(In Thousands Except for Share Data)

	Shares of Common Stock	Common Stock	Additional Paid-In Capital	Retained Earnings	Other Comp. Income	Total Stockholders’ Equity
Balance January 1, 2003	205,408,183	$410,816	1,753,241	467,641	50,734	2,682,432
Net income	—	—	—	64,090	—	64,090
Restricted stock transactions, net	1,568	3	606	—	—	609
Options exercised, net of shares tendered	213,009	427	2,566	—	—	2,993
Shares repurchased and retired	(589,800)	(1,180)	(12,800)	—	—	(13,980)
Cash dividends ($.17 per share)	—	—	—	(34,948)	—	(34,948)
Change in minimum pension liability, net of applicable income taxes	—	—	—	—	(742)	(742)
Change in unrealized losses on investment securities available for sale, net of applicable income taxes	—	—	—	—	(3,926)	(3,926)
Other transactions, net	(23,394)	(47)	(467)	—	—	(514)

Balance March 31, 2003	205,009,566	$410,019	1,743,146	496,783	46,066	2,696,014

Balance January 1, 2004	205,136,649	$410,273	1,738,157	627,406	5,350	2,781,186
Net income	—	—	—	90,244	—	90,244
Restricted stock transactions, net	29,200	58	120	—	—	178
Options exercised, net of shares tendered	560,215	1,121	10,859	—	—	11,980
Shares repurchased and retired	(1,886,806)	(3,774)	(49,471)	—	—	(53,245)
Cash dividends ($.20 per share)	—	—	—	(41,028)	—	(41,028)
Change in minimum pension liability, net of applicable income taxes	—	—	—	—	(113)	(113)
Change in unrealized gains on investment securities available for sale, net of applicable income taxes	—	—	—	—	4,104	4,104
Change in unrealized loss on hedging instruments, net of applicable income taxes	—	—	—	—	4,389	4,389
Other transactions, net	71,869	144	1,100	—	—	1,244

Balance March 31, 2004	203,911,127	$407,822	1,700,765	676,622	13,730	2,798,939

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Asset Quality

(In Thousands )

As Of And For The Three Months Ended	% Inc/(Decr)	As Of And For The Three Months Ended	% Inc/(Decr)
3/31/04	12/31/03	3/31/04	3/31/03
Allowance For Loan Losses
Beginning balance	$170,452	172,186	(1.0)	170,452	163,424	4.3
Charge-offs:
Commercial	(1,600)	(7,348)	(78.2)	(1,600)	(1,441)	11.0
Construction and commercial real estate	—	(106)	(100.0)	—	(141)	(100.0)
Secured by real estate	(1,022)	(1,140)	(10.4)	(1,022)	(727)	40.6
Consumer	(6,565)	(6,048)	8.5	(6,565)	(5,977)	9.8
Revolving credit	(1,109)	(1,016)	9.2	(1,109)	(941)	17.9
Lease financing	(405)	(849)	(52.3)	(405)	(53)	664.2

Total charge-offs	(10,701)	(16,507)	(35.2)	(10,701)	(9,280)	15.3

Recoveries:
Commercial	219	1,280	(82.9)	219	273	(19.8)
Construction and commercial real estate	1	1.0	1	7	(85.7)
Secured by real estate	50	70	(28.6)	50	26	92.3
Consumer	967	693	39.5	967	931	3.9
Revolving credit	234	250	(6.4)	234	322	(27.3)
Lease financing	74	97	(23.7)	74	37	100.0

Total recoveries	1,545	2,391	(35.4)	1,545	1,596	(3.2)

Net charge-offs	(9,156)	(14,116)	(35.1)	(9,156)	(7,684)	19.2
Provision for loan losses	12,088	12,382	(2.4)	12,088	7,684	57.3
Changes from acquisitions (sales)	—	—	—	—	(582)	(100.0)

Ending balance	$173,384	170,452	1.7	173,384	162,842	6.5

Nonperforming Assets
Nonaccrual loans by loan type:
Commercial	$15,100	13,991	7.9	15,100	19,833	(23.9)
Construction and commercial real estate	12,455	10,944	13.8	12,455	6,883	81.0
Secured by real estate	2,660	1,701	56.4	2,660	2,105	26.4
Consumer	3,733	2,916	28.0	3,733	2,004	86.3
Lease financing	777	1,137	(31.7)	777	2,013	(61.4)

Total nonperforming loans	34,725	30,689	13.2	34,725	32,838	5.7
Foreclosed real estate	23,225	28,196	(17.6)	23,225	22,981	1.1

Nonperforming loans and foreclosed real estate	57,950	58,885	(1.6)	57,950	55,819	3.8
Other repossessed assets	6,108	4,638	31.7	6,108	11,962	(48.9)

Nonperforming assets	$64,058	63,523.8	64,058	67,781	(5.5)

Ninety days past due and accruing	$65,275	64,457	1.3	65,275	56,384	15.8

Asset Quality Ratios (1)
Net charge-offs (annualized) by loan type:
Commercial	.14%	.65	.14	.14
Construction and commercial real estate	.00	.01	.00	.01
Secured by real estate	.41	.43	.41	.24
Consumer	.51	.50	.51	.52
Revolving credit	4.13	3.66	4.13	3.26
Lease financing	1.02	2.33	1.02	.05
Net loans charged-off (annualized) to average loans	.28	.43	.28	.25
Nonperforming loans to total loans	.26	.24	.26	.28
Nonperforming loans and foreclosed real estate to loans and foreclosed real estate	.43	.45	.43	.47
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.48	.49	.48	.57
Loan loss allowance to total loans	1.29	1.31	1.29	1.37
Loan loss allowance to net charge-offs (annualized)	4.71	x	3.04	4.71	5.23
Loan loss allowance to nonperforming loans	4.99	5.55	4.99	4.96

(1)	Ratios computed excluding loans held for sale.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Asset Quality

(In Thousands)

As Of And For The Three Months Ended
3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Allowance For Loan Losses
Beginning balance	$170,452	172,186	167,316	162,842	163,424
Charge-offs:
Commercial	(1,600)	(7,348)	(3,023)	(893)	(1,441)
Construction and commercial real estate	—	(106)	(19)	(84)	(141)
Secured by real estate	(1,022)	(1,140)	(1,833)	(1,375)	(727)
Consumer	(6,565)	(6,048)	(5,355)	(6,289)	(5,977)
Revolving credit	(1,109)	(1,016)	(1,077)	(1,133)	(941)
Lease financing	(405)	(849)	(146)	(605)	(53)

Total charge-offs	(10,701)	(16,507)	(11,453)	(10,379)	(9,280)

Recoveries:
Commercial	219	1,280	218	261	273
Construction and commercial real estate	1	1	22	1	7
Secured by real estate	50	70	145	69	26
Consumer	967	693	705	824	931
Revolving credit	234	250	240	290	322
Lease financing	74	97	21	32	37

Total recoveries	1,545	2,391	1,351	1,477	1,596

Net charge-offs	(9,156)	(14,116)	(10,102)	(8,902)	(7,684)
Provision for loan losses	12,088	12,382	14,972	13,376	7,684
Changes from acquisitions (sales)	—	—	—	—	(582)

Ending balance	$173,384	170,452	172,186	167,316	162,842

Nonperforming Assets
Nonaccrual loans by loan type:
Commercial	$15,100	13,991	15,691	20,151	19,833
Construction and commercial real estate	12,455	10,944	13,911	7,014	6,883
Secured by real estate	2,660	1,701	239	1,901	2,105
Consumer	3,733	2,916	4,734	3,227	2,004
Lease financing	777	1,137	1,408	1,550	2,013

Total nonperforming loans	34,725	30,689	35,983	33,843	32,838
Foreclosed real estate	23,225	28,196	25,500	23,961	22,981

Nonperforming loans and foreclosed real estate	57,950	58,885	61,483	57,804	55,819
Other repossessed assets	6,108	4,638	5,138	8,420	11,962

Nonperforming assets	$64,058	63,523	66,621	66,224	67,781

Ninety days past due and accruing	65,275	64,457	59,691	56,104	56,384

Asset Quality Ratios (1)
Net charge-offs (annualized) by loan type:
Commercial	.14%	.65	.31	.07	.14
Construction and commercial real estate	.00	.01	.00	.01	.01
Secured by real estate	.41	.43	.68	.68	.24
Consumer	.51	.50	.44	.54	.52
Revolving credit	4.13	3.66	4.12	4.33	3.26
Lease financing	1.02	2.33	.38	1.72	.05
Net loans charged-off (annualized) to average loans	.28	.43	.31	.29	.25
Nonperforming loans to total loans	.26	.24	.28	.27	.28
Nonperforming loans and foreclosed real estate to loans and foreclosed real estate	.43	.45	.48	.46	.47
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.48	.49	.52	.53	.57
Loan loss allowance to total loans	1.29	1.31	1.34	1.35	1.37
Loan loss allowance to net charge-offs (annualized)	4.71	x	3.04	4.30	4.69	5.23
Loan loss allowance to nonperforming loans	4.99	5.55	4.79	4.94	4.96

(1)	Ratios computed excluding loans held for sale.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Average Balance Sheets and Net Interest Income Analysis

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	3/31/2004			12/31/2003			9/30/2003			6/30/2003			3/31/2003
Taxable Equivalent Basis (1)	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Earning assets:
Total loans (2)	$13,451,587	184,637	5.52%	13,219,321	190,799	5.73	13,065,302	188,073	5.72	12,614,546	190,239	6.05	12,789,028	199,861	6.32
Investment securities (3)	6,642,411	79,991	4.82	6,626,168	79,588	4.80	6,688,614	78,420	4.69	6,674,537	80,778	4.84	5,706,704	69,677	4.88
Trading securities	259,602	1,934	2.98	188,287	1,463	3.11	136,198	416	1.22	120,999	437	1.44	87,496	586	2.68
Time deposits in other banks	38,023	408	4.31	64,169	814	5.03	5,726	16	1.11	5,742	17	1.21	9,575	25	1.06
Federal funds sold and other short-term investments	178,951	374.84		142,362	311.87		148,627	287.76		107,462	340	1.27	51,187	167	1.33

Total earning assets	20,570,574	267,344	5.22	20,240,307	272,975	5.37	20,044,467	267,212	5.31	19,523,286	271,811	5.58	18,643,990	270,316	5.85

Non-earning assets:
Cash and due from banks	431,289			458,469			450,576			422,653			398,564
Bank owned life insurance	243,306			239,161			235,741			231,397			228,214
Investment in First Market Bank	32,946			31,803			30,471			29,248			28,353
Premises and equipment	265,599			271,113			276,435			276,227			258,614
Goodwill	1,087,115			1,085,565			1,083,340			1,082,077			1,077,121
Core deposit intangibles	165,967			180,879			197,593			213,065			229,044
Other assets, net	347,268			338,401			408,676			395,442			428,542

Total assets	$23,144,064			22,845,698			22,727,299			22,173,395			21,292,442

Interest-bearing liabilities
Interest-bearing deposits:
Savings, NOW and money market accounts	$5,816,757	8,990.62%		5,799,594	9,287.63		5,845,036	9,372.64		5,765,351	11,006.76		5,684,696	11,957.85
Jumbo and brokered certificates of deposit	2,290,967	6,416	1.13	2,207,988	6,354	1.14	2,166,011	6,452	1.18	2,032,881	7,378	1.46	1,796,198	7,189	1.62
Time deposits	4,913,286	32,353	2.65	4,789,305	32,769	2.71	4,770,283	33,981	2.82	4,915,988	36,800	3.00	4,909,848	38,142	3.15

Total interest-bearing deposits	13,021,010	47,759	1.48	12,796,887	48,410	1.50	12,781,330	49,805	1.55	12,714,220	55,184	1.74	12,390,742	57,288	1.88
Short-term borrowings	1,697,317	4,565	1.08	1,685,250	4,532	1.06	1,608,179	4,619	1.14	1,388,604	4,698	1.37	1,249,458	4,368	1.40
FHLB advances	2,351,862	15,602	2.67	2,312,746	15,722	2.70	2,218,184	18,236	3.26	2,197,173	21,397	3.91	2,056,896	22,118	4.36
Trust preferred securities and long-term debt (4)	278,344	1,530	2.20	299,867	1,920	2.56	297,701	2,036	2.74	299,247	2,133	2.81	296,745	2,160	2.95

Total interest-bearing liabilities	17,348,533	69,456	1.61	17,094,750	70,584	1.64	16,905,394	74,696	1.75	16,599,244	83,412	2.02	15,993,841	85,934	2.18

Other liabilities and stockholders’ equity:
Demand deposits (noninterest-bearing)	2,514,792			2,554,870			2,565,673			2,375,641			2,140,299
Other liabilities	497,784			450,613			522,151			495,573			462,456
Stockholders’ equity	2,782,955			2,745,465			2,734,081			2,702,937			2,695,846

Total liabilities and stockholders’ equity	$23,144,064			22,845,698			22,727,299			22,173,395			21,292,442

Net interest income and margin		$197,888	3.86%		202,391	3.98		192,516	3.83		188,399	3.86		184,382	3.98

Interest rate spread			3.61%			3.73			3.56			3.56			3.67

(1)	The taxable equivalent basis is computed using 35 percent federal and applicable state tax rates. A reconciliation of taxable equivalent interest income, a non-GAAP measure, to GAAP interest income for each of the quarters is provided below:

	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Taxable equivalent interest income	$267,344	272,975	267,212	271,811	270,316
Less taxable equivalent adjustment for:
Loans	1,655	1,792	1,993	2,140	2,192
Investment securities	5,153	5,157	5,022	4,909	4,724
Trading account securities	9	14	41	165	20
Federal funds sold and other short-term investments	—	—	1	4	4

GAAP interest income	$260,527	266,012	260,155	264,593	263,376

(2)	Includes loans held for sale.
(3)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.
(4)	NCF adopted the provisions of FASB Interpretation No. 46 in the fourth quarter of 2003 and deconsolidated entities that had issued trust preferred securities.

NATIONAL COMMERCE FINANCIAL CORPORATION

Reconcilement of Non-GAAP Measures

(In Thousands)

	As Of And For The			As Of And For The
	Three Months Ended		% Change	Three Months Ended		%
	3/31/04	12/31/03	Fav/(Unfav)	3/31/04	3/31/03	Inc/(Decr)
GAAP Noninterest Expense to Cash
Operating Noninterest Expense
Fully Consolidated
GAAP noninterest expense	$163,726	162,236	(.9)	163,726	180,104	9.1
Less: Core deposit intangible amortization	(13,639)	(14,337)	4.9	(13,639)	(16,284)	16.2
First Mercantile litigation	—	—	—	—	(19,654)	100.0
Employment contract terminations	—	(987)	100.0	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—	—	—
Other items (1)	(2,543)	(1,021)	(149.1)	(2,543)	—	—

Cash operating noninterest expense	$147,544	145,891	(1.1)	147,544	144,166	(2.3)

Traditional Banking Segment
GAAP noninterest expense	$125,395	124,714	(.5)	125,395	127,337	1.5
Less: Core deposit intangible amortization	(13,639)	(14,337)	4.9	(13,639)	(16,284)	16.2
Employment contract terminations	—	(987)	100.0	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—	—	—
Other items (1)	(2,543)	(1,021)	(149.1)	(2,543)	—	—

Cash operating noninterest expense	$109,213	108,369	(.8)	109,213	111,053	1.7

Financial Enterprises Segment

GAAP noninterest expense	$40,295	39,367	(2.4)	40,295	54,385	25.9
Less: First Mercantile litigation	—	—	—	—	(19,654)	100.0

Cash operating noninterest expense	$40,295	39,367	(2.4)	40,295	34,731	(16.0)

Total Revenues to Operating Revenues
Fully Consolidated
Net interest income (TE) (2)	$197,888	202,391	(2.2)	197,888	184,382	7.3
GAAP noninterest income	119,938	111,705	7.4	119,938	104,595	14.7

Total revenues	$317,826	314,096	1.2	317,826	288,977	10.0

GAAP noninterest income	$119,938	111,705	7.4	119,938	104,595	14.7
Less: (Gain) loss on branch sales	(45)	(2,200)	(98.0)	(45)	145	(131.0)
Investment securities (gains) losses	(10,918)	(3,338)	227.1	(10,918)	(2,464)	(343.1)

Operating noninterest revenues	108,975	106,167	2.6	108,975	102,276	6.5
Net interest income (TE)	197,888	202,391	(2.2)	197,888	184,382	7.3

Operating revenues	$306,863	308,558	(.5)	306,863	286,658	7.0

Traditional Banking Segment

Net interest income (TE)	$190,886	195,876	(2.5)	190,886	179,167	6.5
GAAP noninterest income	68,834	65,446	5.2	68,834	61,456	12.0

Total revenues	$259,720	261,322	(.6)	259,720	240,623	7.9

GAAP noninterest income	68,834	65,446	5.2	68,834	61,456	12.0
Less: (Gain) loss on branch sales	(45)	(2,200)	(98.0)	(45)	145	(131.0)
Investment securities (gains) losses	(10,918)	(3,338)	227.1	(10,918)	(2,464)	343.1

Operating noninterest revenues	57,871	59,908	(3.4)	57,871	59,137	(2.1)
Net interest income (TE)	190,886	195,876	(2.5)	190,886	179,167	6.5

Operating revenues	$248,757	255,784	(2.7)	248,757	238,304	4.4

Financial Enterprises Segment

Net interest income (TE)	$7,002	6,515	7.5	7,002	5,215	34.3
GAAP noninterest income	53,068	48,104	10.3	53,068	44,757	18.6

Total and operating revenues	$60,070	54,619	10.0	60,070	49,972	20.2

(1)	Comprised of expenses related to consulting project, severance and branch closures.
(2)	Taxable equivalent interest income is reconciled to GAAP interest income on Page 15.
(3)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Reconcilement of Non-GAAP Measures

(In Thousands)

	As Of And For The Three Months Ended
	03/31/2004	12/31/2003	09/30/2003	06/30/2003	03/31/2003
GAAP Noninterest Expense to Cash Operating Noninterest Expense
Fully Consolidated
GAAP noninterest expense	$163,726	162,236	201,495	180,604	180,104
Less: Core deposit intangible amortization	(13,639)	(14,337)	(15,062)	(15,673)	(16,284)
First Mercantile litigation	—	—	—	(1,041)	(19,654)
Employment contract terminations	—	(987)	(604)	(14,108)	—
Debt retirement/prepayment (penalties) gains	—	—	(31,987)	326	—
Other items (1)	(2,543)	(1,021)	(1,722)	—	—

Cash operating noninterest expense	$147,544	145,891	152,120	150,108	144,166

Traditional Banking Segment
GAAP noninterest expense	$125,395	124,714	162,499	140,768	127,337
Less: Core deposit intangible amortization	(13,639)	(14,337)	(15,062)	(15,673)	(16,284)
Employment contract terminations	—	(987)	(604)	(14,108)	—
Debt retirement/prepayment (penalties) gains	—	—	(31,987)	326	—
Other items (1)	(2,543)	(1,021)	(1,722)	—	—

Cash operating noninterest expense	$109,213	108,369	113,124	111,313	111,053

Financial Enterprises Segment
GAAP noninterest expense	$40,295	39,367	40,938	41,934	54,385
Less: First Mercantile litigation	—	—	—	(1,041)	(19,654)

Cash operating noninterest expense	$40,295	39,367	40,938	40,893	34,731

Total Revenues to Operating Revenues
Fully Consolidated
Net interest income (TE) (2)	$197,888	202,391	192,516	188,399	184,382
GAAP noninterest income	119,938	111,705	121,004	117,418	104,595

Total revenues	$317,826	314,096	313,520	305,817	288,977

GAAP noninterest income	$119,938	111,705	121,004	117,418	104,595
Less: (Gain) loss on branch sales	(45)	(2,200)	(7,055)	—	145
Investment securities (gains) losses	(10,918)	(3,338)	4,512	(2,460)	(2,464)

Operating noninterest revenues	108,975	106,167	118,461	114,958	102,276
Net interest income (TE)	197,888	202,391	192,516	188,399	184,382

Operating revenues	$306,863	308,558	310,977	303,357	286,658

Traditional Banking Segment
Net interest income (TE)	$190,886	195,876	187,218	183,113	179,167
GAAP noninterest income	68,834	65,446	70,981	65,301	61,456

Total revenues	$259,720	261,322	258,199	248,414	240,623

GAAP noninterest income	$68,834	65,446	70,981	65,301	61,456
Less: (Gain) loss on branch sales	(45)	(2,200)	(7,055)	—	145
Investment securities (gains) losses	(10,918)	(3,338)	4,512	(2,460)	(2,464)

Operating noninterest revenues	57,871	59,908	68,438	62,841	59,137
Net interest income (TE)	190,886	195,876	187,218	183,113	179,167

Operating revenues	$248,757	255,784	255,656	245,954	238,304

Financial Enterprises Segment
Net interest income (TE)	$7,002	6,515	5,298	5,286	5,215
GAAP noninterest income	53,068	48,104	51,965	54,215	44,757

Total and operating revenues	$60,070	54,619	57,263	59,501	49,972

(1)	Comprised of expenses related to consulting project, severance and branch closures.
(2)	Taxable equivalent interest income is reconciled to GAAP interest income on Page 15.
(3)	Inter-segment eliminations are not separately presented.

17

NATIONAL COMMERCE FINANCIAL CORPORATION

Reconcilement of Non-GAAP Measures

(In Thousands)

	As Of And For The Three Months Ended
	03/31/2004	12/31/2003	09/30/2003	06/30/2003	03/31/2003
Efficiency Ratio (TE) to Operating Cash Efficiency Ratio (TE) (1)
Fully Consolidated
GAAP noninterest expense	$163,726	162,236	201,495	180,604	180,104
Total revenues	317,826	314,096	313,520	305,817	288,977
Efficiency ratio (TE)	51.51%	51.65	64.27	59.06	62.32

Cash operating noninterest expense	$147,544	145,891	152,120	150,108	144,166
Operating revenues	306,863	308,558	310,977	303,357	286,658
Operating cash efficiency ratio (TE)	48.08%	47.28	48.92	49.48	50.29

Traditional Banking Segment
GAAP noninterest expense	$125,395	124,714	162,499	140,768	127,337
Total revenues	259,720	261,322	258,199	248,414	240,623
Efficiency ratio (TE)	48.28%	47.72	62.94	56.67	52.92

Cash operating noninterest expense	$109,213	108,369	113,124	111,313	111,053
Operating revenues	248,757	255,784	255,656	245,954	238,304
Operating cash efficiency ratio (TE)	43.90%	42.37	44.25	45.26	46.60

Financial Enterprises Segment
GAAP noninterest expense	$40,295	39,367	40,938	41,934	54,385
Total revenues	60,070	54,619	57,263	59,501	49,972
Efficiency ratio (TE)	67.08%	72.08	71.49	70.48	108.83

Cash operating noninterest expense	$40,295	39,367	40,938	40,893	34,731
Operating revenues	60,070	54,619	57,263	59,501	49,972
Operating cash efficiency ratio (TE)	67.08%	72.08	71.49	68.73	69.50

(1)	Taxable equivalent interest income is reconciled to GAAP interest income on Page 15.

18